GREENPLEX SERVICES, INC.

INVESTMENT DOCUMENTS

(Common Stock and Warrant Purchase Agreement

and Form of “A” Warrant)

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

GREENPLEX SERVICES, INC.

THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT is entered into as of this ____ day of April, 2015 (the “Agreement”), by and among GreenPlex Services, Inc., a Nevada corporation (the “Company”) and the Purchasers listed on Schedule 1 attached hereto (each a “Purchaser” and together the “Purchasers”).

The parties hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF COMMON STOCK AND WARRANTS

1.1

Sale and Issuance of Common Stock and Warrants.

(a)

Subject to the terms set forth herein, each Investor (as defined below) agrees to purchase at the Closing and the Company agrees to sell and issue to each such Investor at the Closing that number of Units (as defined below) as set forth opposite each such Investor’s name under the heading “Investors” on Schedule 1 at a purchase price of $.30 per Unit (the “Unit Purchase Price”).  Each “Unit” shall consist of two shares of Common Stock at $.15 per share and an “A” warrant in substantially the form attached hereto as Exhibit A to purchase one share of Common Stock at an exercise price of $.40 per share of Common Stock issuable upon exercise of the “A” warrant.   The Investors are entering into this Agreement pursuant to, and upon the acceptance by the Company of, that certain Subscription Agreement dated as of the date hereof made by and between the Company and each Investor (the “Subscription Agreement”).

 (b)

Each Purchaser shall be considered an “Investor” hereunder.  The shares of Common Stock issued to the Investors pursuant to this Agreement shall be hereinafter referred to as the “Stock,” and the “A” warrant issued to the Investors shall be referred to as the “Warrant,” and the shares of Common Stock issuable upon exercise of the Warrant shall be hereinafter referred to as the “Warrant Stock.”  The Stock, the Warrant, the Warrant Stock, and any equity securities issuable in exchange for the Stock, the Warrants and/or the Warrant Stock shall be hereinafter referred to as the “Securities.”

1.2

Closing.

(a)

The Closing of the purchase and sale of the Units to Investors shall take place at the offices of the Company, located at: 2525 East 29th Ave., Suite. 10-B, Spokane, WA 99223, at the discretion of the Company and upon notice to the Purchasers.

(b)

At the Closing or shortly thereafter, the Company shall deliver to each Purchaser participating in the Closing (i) a certificate representing the Stock being purchased as set forth opposite each such Investor’s name on Schedule 1 hereto (ii) An A Warrant exercisable for the number of Units purchased as is set forth opposite each such Investor’s name on Schedule 1 hereto, in each case against payment of the Purchase Price of the number of Units acquired by each Investor previously paid in escrow to the Company’s counsel by check or by wire transfer to a bank account designated by the Company.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS AND THE COMPANY

2.1

Representations of the Company.  The Company hereby represents and warrants that, except as set forth on the Schedule of Exceptions attached hereto which schedule shall be updated as of the date of the Closing and delivered separately by the Company to each Purchaser and which exceptions shall be deemed to be representations and warranties as if made hereunder), the following representations are true and complete as of the date hereof and as of the date of the Closing:

(a)

Corporate Status.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has the requisite power and authority to carry on the business as now being conducted. The Company is legally qualified to transact business as a foreign corporation in all jurisdictions where failure to be so qualified would have a material adverse effect on its business.  There is no pending or, to the Company's knowledge, threatened, proceeding for the dissolution, liquidation, insolvency or rehabilitation of the Company.

(b)

Power and Authority.  The Company has the power and authority to execute and deliver this Agreement, the Warrants issued hereunder and any other document or agreement executed in connection with the transactions contemplated hereby (collectively, the “Transaction Documents”), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby.  The Company has taken all action necessary to authorize its execution and delivery of the Transaction Documents, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

(c)

Enforceability.  The Transaction Documents have been duly executed and delivered by the Company and constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d)

Capitalization.  The authorized capital of the Company consists, or will consist, immediately prior to the Closing, of:

(i)

The Company has 75,000,000 shares of authorized Common shares of which 37,355,883 are issued and outstanding.  All of the outstanding shares of Common Stock have been duly authorized, are fully paid and non-assessable and were issued in compliance with the Securities Act of 1933, as amended (the “Act”) and all applicable state securities laws.

(ii)

The Company currently has reserved 1,000,000 shares of Common Stock for issuance to officers, directors, employees, and consultants of the Company pursuant to the Company’s 2009 Stock Option/Stock Issuance Plan (the “Stock Plan”).

(e)

No Violation.  Assuming the accuracy of the representations made by the Purchasers in Section 2.3 of this Agreement, the execution and delivery of the Transaction Documents by the Company, the performance by the Company and the respective obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) contravene any provision of the certificate of incorporation or bylaws of the Company, (ii) violate any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any governmental authority or of any arbitration award which is either applicable to, binding upon or enforceable against the Company; (iii) result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any contract which is applicable to, binding upon or enforceable against the Company, (iv) result in or require the creation or imposition of any lien upon or with respect to any of the property or assets of the Company, or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other person, except for filings pursuant to applicable state securities laws and Regulation D of the Securities Act.

(f)

Charter Documents.  The copies of the certificate of incorporation and bylaws of the Company, which are available for review by the Purchaser are true, accurate and complete and reflect all amendments made through the date of this Agreement.

(g)

Litigation.  There is no action, suit, or other legal or administrative proceeding relating to the Company pending or to its knowledge threatened against the Company or which questions the validity or enforceability of the Transaction Documents or the transactions contemplated hereby or thereby.  There are no outstanding orders, decrees or stipulations relating to the Company issued by any governmental authority in any proceeding to which the Company is or was a party which have not been complied with in full or which continue to impose any material obligations on the Company.

(h)

Good Title to, Condition of, and Adequacy of Assets.

(i)

The Company has good and marketable title to all of its assets, free and clear of any liens or restrictions on use.

(ii)

All of the Company’s assets are in good operating condition, subject to normal wear and tear and have been maintained in accordance with commercially reasonable practices.

(iii)

All of the Company’s assets constitute all of the assets and properties known to the Company, which are necessary for the conduct of its business in the manner in which and to the extent to which such business was conducted prior to the date hereof.

(i)

Compliance with Laws.  The Company is and has been in compliance in all material respects with all laws, regulations, and orders applicable to its business.  The Company has not been cited, fined or otherwise notified of any asserted past or present failure to comply with any laws, regulations or orders and no proceeding with respect to any such violation is pending or to its knowledge, threatened, which could result in liabilities which would materially and adversely affect the Company's ability to enter into and perform its obligations under the Transaction Documents, or which would materially and adversely affect its business.

(j)

Tax Matters.  All federal, state, local and foreign tax returns required to be filed by the Company have been filed and are true in all material respects, and all taxes, assessments, fees, and other governmental charges upon the Company, or upon any of its properties, income, or franchises, shown in such returns to be due and payable have been paid or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate adversely affect the business, properties, prospects, or financial condition of the Company.

(k)

Licenses and Permits.  The Company possesses all licenses and required governmental or official approvals, permits or authorizations (collectively, the “Permits”) for it to operate its business in all material respects consistent with the operation of the Company’s business as of the date hereof.  All such Permits are valid and in full force and effect, the Company is in compliance in all material respects with the requirements thereof, and no proceeding is pending or threatened to the knowledge of the Company, to revoke or amend any Permits.

(l)

Intellectual Property Intangibles.

(i)

To the Company's knowledge, no process or know-how used by the Company in connection with its business infringes, conflicts with or has been alleged to infringe or conflict with any patent or other intellectual property right of any other Person.

(ii)

The Company is, free and clear of all liens, and subject to any licenses granted by the Company prior to the date of the Closing, all right, title and interest in such intellectual property.

(iii)

To the Company's knowledge, the use of such intellectual property in connection with the operation of its business as heretofore conducted does not conflict with, infringe upon or violate the intellectual property rights of any third party.

(iv)

The Company has the right to use its intellectual property in its business and necessary for the continued operation of its business in substantially the same manner as its operations have heretofore been conducted.

(m)

Accuracy of Information Furnished to Purchaser.  No representation, statement or information made or furnished by the Company to Purchaser in connection with this Agreement, including the public filings made by the Company, contains any untrue statement of a material fact or omits any material fact necessary to make the information contained therein not misleading.

(n)

Environmental Matters.  The Company is and at all times has been in compliance in all material respects with all Environmental, Health and Safety Laws applicable to the Company.  As used in this Agreement, “Environmental, Health and Safety Laws” means all federal, state, regional or local statutes, laws, rules, regulations, codes, orders, plans, injunctions, decrees, rulings and changes or ordinances or judicial or administrative interpretations thereof, whether currently in existence or hereafter enacted or promulgated, any of which govern (or purport to govern) or relate to pollution, protection of the environment, public health and safety, air emissions, water discharges, hazardous or toxic substances, solid or hazardous waste or occupational health and safety, as any of these terms are or may be defined in such statutes, laws, rules, regulations, codes, orders, plans, injunctions, decrees, rulings and changes or ordinances, or judicial or administrative interpretations thereof.

2.3

Representations and Covenants of Purchasers.  Each Purchaser by executing this Agreement hereby represents and warrants to the Company and covenants and agrees with the Company as of each closing as follows:

(a)

Authorization.  The Purchaser has full power and authority to enter into the Transaction Documents.  The Transaction Documents, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)

Purchase Entirely for Own Account.  This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.  If the Purchaser is a corporation, partnership or other entity, such Purchaser has not been formed for the specific purpose of acquiring the Securities.

(c)

Disclosure of Information.  The Purchaser believes it has received all information it considers necessary or appropriate for deciding whether to purchase the Securities.  The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2.1 of this Agreement or the right of the Purchasers to rely on such representations and warranties.

(d)

Restricted Securities.  The Purchaser understands that the Securities will be characterized as “restricted securities” under the federal securities laws, inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such Securities may not be resold without registration under the Securities Act, except in certain limited circumstances.  In this connection, the Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale.  The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company that are outside the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e)

Limited Public Market.  The Purchaser understands that even though the company is currently listed on the Over-the-Counter Bulletin Board (OTC-BB) and the Pink Sheets and has the trading symbol (GRPX.OB), only a limited public market now exists for the shares of Common Stock issued by the Company, and that the Company has made no assurances that a public market will continue.

(f)

Legends.  The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefore, may bear one or all of the following legends:

(i)

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)

Any legend set forth in or required by the Warrant.

(iii)

Any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

(g)

Accredited Investor.  The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(h)

Foreign Investors.  If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities.  Such Purchaser’s subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction. The funds used to purchase the Securities do not violate the anti-money laundering provisions of the Money Laundering Control Act of 1986 or the Bank Secrecy Act of 1970, as amended by the USA Patriot Act of 2001.

(i)

No General Solicitation.  Neither the Purchaser, nor any of its officers, employees, agents, directors, shareholders or partners has engaged the services of a broker dealer or investment banker to contact any potential investor nor has the Purchaser or any of the Purchaser’s officers, employees, agents, directors, shareholders or partners, agreed to pay any commission, fee or other remuneration to any third party to solicit or contact any potential investor.  Neither the Purchaser, nor any of its officers, directors, employees, agents, shareholders or partners has (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Securities.

(j)

Exculpation Among Purchasers.  Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.  Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

ARTICLE 3

RESTRICTIONS ON DISPOSITION

Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

3.1

Securities Registered.  There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

3.2

Registration Not Required.  (a) Such Purchaser shall have notified the Company in writing of the proposed disposition and shall have furnished the Company in writing with a detailed statement of the circumstances surrounding the proposed disposition, and (b) if requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of such shares under the Act and (c) the transferee shall agree in writing to be bound by this Section 3 as if an original Purchaser.  It is agreed that the Company will not require opinions of counsel pursuant to Section 3.2(b) or that the transferee be bound pursuant to Section 3.2(c) for dispositions made pursuant to Rule 144, except (i) in unusual circumstances or (ii) at the request of the Company’s transfer agent.

3.3

Other Permitted Transfers.  Notwithstanding the provisions of Sections 3.1 and 3.2 above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser to his or her estate, or a transfer by gift, will or intestate succession, or a transfer by a Purchaser to his or her spouse or to the siblings, lineal descendants or ancestors of such Purchaser, if, prior to such transfer, the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original Purchaser hereunder.

ARTICLE 4

CONDITIONS TO CLOSING OF PURCHASERS

The obligations of the Purchasers under Section 1.1 of this Agreement are subject to the fulfillment or waiver by the Purchasers on or prior to the Closing of each of the following conditions:

4.1

Representations and Warranties.  The representations and warranties of the Company contained in Section 2.1 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2

Covenants.  All covenants, agreements and conditions contained in this Agreement and to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

4.3

Securities Laws.  The Company shall have obtained all necessary permits and qualifications, or secured exemptions therefrom, required as of the Closing under the Act or by any state for the offer and sale of the Securities.

4.4

Other Deliveries.  The Company shall have delivered to the Purchasers or their counsel such other instruments, agreements or certificates as are otherwise reasonably requested by Purchasers, including the Transaction Documents.

ARTICLE 5

MISCELLANEOUS

5.1

Headings.  The subject headings of the sections and subsections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

5.2

Entire Agreement; Modification and Waiver.  This Agreement and the Exhibits attached hereto, constitute the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Purchasers holding a majority of the shares of Stock issued pursuant to this Agreement.  Any term of the Warrants may be amended and the observance of any term of the Warrants may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors holding a majority of the shares of Warrant Stock issued to the Investors pursuant to this Agreement.  No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

5.3

Rights of Parties.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.  Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement.

5.4

Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax or by Email (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page or Schedule 1 hereto, or as subsequently modified by written notice

5.5

Governing Law; Jurisdiction and Venue.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.  Each party hereto irrevocably consents to the jurisdiction and venue of the state or federal courts located in Clark County, State of Nevada in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

5.6

Successors and Assigns.  This Agreement, and the rights and obligations of each of the parties hereunder, may not be assigned by any Purchaser without the prior written consent of the Company; provided, however, that each Purchaser may assign this Agreement, and such Purchaser’s rights and obligations hereunder, to his or her estate or by gift, will or intestate succession, or to his or her spouse or to the siblings, lineal descendants or ancestors of such Purchaser without the prior written consent of the Company but subject, however, to Section 3 hereof.  Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and assigns.

5.7

Severability.  If any term, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

5.8

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Signature Page for the Common Stock and Warrant Agreement

IN WITNESS WHEREOF, the parties to this Common Stock and Warrant Purchase Agreement have duly executed it on the day and year first above written.

The Company:

GreenPlex Services, Inc.

By:  ________________________________________

Dale Robbins, President

Address: GreenPlex Services, Inc.

2525 East 29th Ave., Suite. 10-B

Spokane, WA 99223

Purchaser:

By:  _________________________________________

Name: _______________________________________

Address: _____________________________________

Schedule 1 –Investors

Units Are Comprised Of:
Investor Name	No. of Units Purchased	No. of Shares of Common Stock	No. of “A” Warrants	Purchase Price ($.40 per Unit)

Totals:

EXHIBIT A TO

COMMON STOCK AND WARRANT

PURCHASE AGREEMENT

FORM OF “A” WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE WARRANT HOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

COMMON STOCK PURCHASE WARRANT

GreenPlex Services, Inc.

THIS CERTIFIES that for good and valuable consideration received, ____________________________ or a registered assignee (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from GreenPlex Services, Inc., a Nevada corporation (the “Corporation”), ____________________ shares of fully paid and non-assessable shares, par value $0.001 common stock of the Corporation (the “Warrant Stock”) for $.40 share.

1.

Term of Warrant.

Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time on or after the date hereof and at or prior to 11:59 p.m., Pacific Standard Time, on __________, 2017 (the “Expiration Time”).

2.

Exercise of Warrant.

The purchase rights represented by this Warrant are exercisable by the registered Holder hereof, in whole, at any time prior to the Expiration Date by the surrender of this Warrant to the office of the Corporation, located at: 2525 East 29th Ave., Suite. 10-B, Spokane, WA 99223, (or such other office or agency of the Corporation as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Corporation), whereupon the Holder of this Warrant shall be entitled to receive from the Corporation a stock certificate in proper form representing the number of shares of Warrant Stock so purchased.

3.

Callable Feature

If at any time after March______, 2016, the first anniversary of the close of the private offering in which this Warrant was acquired by Holder, the common stock of the Company trades and closes at a price of more than $.50 per share (as adjusted for share splits, recapitalizations or other similar adjustments) for more than 20 consecutive trading days and the resale of the Warrant Stock is covered by a then-current registration statement, then any outstanding Warrants shall become callable, in whole or in part, at $.01 at the discretion of the Company, upon ten (10) days prior written notice (the “Notice Period”) given to the Holder within five business days immediately following the end of such twenty (20) trading day period.  Notwithstanding any such notice by the Company, the Holder shall have the right to exercise this Warrant prior to the end of the Notice Period.

4.

Issuance of Shares; No Fractional Shares of Scrip.

Certificates for shares purchased hereunder shall be delivered to the Holder hereof by the Corporation’s transfer agent at the Corporation's expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof.  Each certificate so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of such Holder or, subject to applicable laws, such other name as shall be requested by the Holder.  The Corporation hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issuance thereof other than liens or charges created by or imposed upon the Holder of the Warrant Stock).  The Corporation agrees that the shares so issued shall be and will be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the Holder of this Warrant.

5.

Charges, Taxes and Expenses.

Issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by an Assignment Form to be provided by the Company duly executed by the Holder hereof.

6.

No Rights as Shareholders.

This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Corporation prior to the exercise hereof.

7.

Exchange and Registry of Warrant.

This Warrant is exchangeable, upon the surrender hereof by the registered Holder at the above mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange.  The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant.  This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8.

Loss, Theft, Destruction or Mutilation of Warrant.

Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.

Saturdays, Sundays and Holidays.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or that is a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

10.

Merger, Sale of Assets, Etc.

If at any time the Corporation proposes to merge or consolidate with or into any other corporation, effect any reorganization whereby the Corporation will own less than 50% of the issued and outstanding shares, or sells or conveys all or substantially all of its assets to any other entity, then, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Corporation or its successor, as the case may be, shall enter into a supplemental agreement to make lawful and adequate provision whereby the Holder shall have the right to receive, upon exercise of the Warrant, the kind and amount of equity securities which would have been received upon such reorganization, consolidation, merger, sale or conveyance by a Holder of a number of shares of common stock equal to the number of shares issuable upon exercise of the Warrant immediately prior to such reorganization, consolidation, merger, sale or conveyance.  If the property to be received upon such reorganization, consolidation, merger, sale or conveyance is not equity securities, the Corporation shall give the Holder of this Warrant ten (10) business days prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised by or on the effective date of such transaction, it shall terminate.

11.

Subdivision, Combination, Reclassification, Conversion, Etc.

If the Corporation at any time shall by subdivision, combination, reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change.  The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change.  If the Warrant Stock or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event.  The Corporation shall give the Holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

12.

Transferability; Compliance with Securities Laws.

(a)

This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation).  Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the Holder hereof, in whole or in part, at the office or agency of the Corporation referred to in Section 2 hereof.  Any such transfer shall be made in person or by the Holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

(b)

The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Stock issuable upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.  Upon exercise of this Warrant, the

Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of Warrant Stock so purchased are being acquired solely for Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(c)

The Warrant Stock has not been and will not be registered under the Securities Act of 1933, as amended, and this Warrant may not be exercised except by (i) the original purchaser of this Warrant from the Corporation or (ii) an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended.  Each certificate representing the Warrant Stock or other securities issued in respect of the Warrant Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

13.

Representations and Warranties.

The Corporation hereby represents and warrants to the Holder hereof that:

(a)

during the period this Warrant is outstanding, the Corporation will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant;

(b)

the issuance of this Warrant shall constitute full authority to the Corporation's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise of this Warrant;

(c)

the Corporation has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, and to carry out and perform its obligations under the terms of this Warrant; and

(d)

all corporate action on the part of the Corporation, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Corporation, the authorization, sale, issuance and delivery of the Warrant Stock, the grant of registration rights as provided herein and the performance of the Corporation's obligations hereunder has been taken;

(e)

the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Corporation’s Articles of Incorporation (as they may be amended from time to time), will be validly issued, fully paid and non-assessable, and free of all taxes, liens or encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable federal and state securities laws; and

(d)

the issuance of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

14.

Corporation Good Faith.

The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant against impairment.

15.

Governing Law.

This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers.

Dated: ___________, 2015

GREENPLEX SERVICES, INC.

By:

     Dale Robbins

     President

NOTICE OF EXERCISE

To:

GreenPlex Services, Inc.

2525 East 29th Ave., Suite. 10-B

Spokane, WA 99223

(1)

The undersigned hereby elects to purchase ______________ shares of common stock of GreenPlex Services, Inc. at $.40 per share, pursuant to the terms of the attached Warrant and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2)

In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3)

Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:

______________________________________

(Name)

________________________________________

(Social Security Number)

______________________________________

(Address)

(4)

The undersigned represents that (a) he, she or it is the original purchaser from the Corporation of the attached Warrant or an 'accredited investor' within the meaning of Rule 501(a) under the Securities Act of 1933, as amended and (b) the aforesaid shares of common stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Date:__________________________

_____________________________________
(Signature)

______________________________________

(Name)

________________________________________

(Social Security Number)

______________________________________

(Address)

________________________________________

(Contact Phone Number and Email)